 [Cohen & Co. letterhead]

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2025, relating to the financial statements and financial highlights of Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, each a series of Ultimus Managers Trust, which are included in Form N-CSR for the year ended November 30, 2024, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Other Service Providers “ and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

March 27, 2025

 [Cohen & Co. letterhead]

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2025, relating to the financial statements and financial highlights of Q3 All-Season Systematic Opportunities Fund and Q3 All-Season Tactical Fund, each a series of Ultimus Managers Trust, which are included in Form N-CSR for the year ended November 30, 2024, and to the references to our firm under the headings “Financial Highlights” in the Prospectus, and “Other Service Providers” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

March 27, 2025

 [Cohen & Co. letterhead]

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2025, relating to the financial statements and financial highlights of Q3 All-Season Active Rotation ETF, a series of Ultimus Managers Trust, which are included in Form N-CSR for the period ended November 30, 2024, and to the references to our firm under the headings “Financial Highlights” in the Prospectus, and “Other Service Providers” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

March 27, 2025